AFL-CIO Housing Investment Trust Performance Commentary
 4th Quarter 2015

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
January 20, 2016

For the 23rd consecutive calendar year, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate) on a gross basis in 2015 by 103 basis points and on a net basis by 58 basis points – the 15th time since 1993.  The HIT's gross and net returns were 1.58% and 1.13%, respectively, compared to the benchmark's 0.55%.   The HIT's consistent strategy of managing a portfolio with higher yield, higher credit quality, and similar interest rate risk relative to the benchmark has paid off again this year. The HIT's focus on government/agency quality multifamily mortgage-backed securities (MBS) helps it construct and manage a portfolio with higher expected income while taking less credit risk.  In the fourth quarter of the year, despite widening in multifamily spreads, the HIT was able to only slightly underperform the benchmark with gross and net returns of -0.58% and -0.69%, respectively, versus -0.57% for the Barclays Aggregate. Slowing economic growth in Europe and China, falling oil prices, and geopolitical events led to a volatile quarter.

During the year, the HIT committed $222 million to finance 10 multifamily projects across the country with total development investment of $463 million that created 2,546 housing units (84% affordable) and an estimated 1,720 union construction jobs.  Since it began the Construction Jobs Initiative in 2009, the HIT has helped to finance 80 projects from coast to coast, creating an estimated 22,423 union construction jobs – approaching its goal of 25,000.

Superior Performance in 2015

For the full year, the HIT significantly outperformed its benchmark. The HIT's performance relative to the Barclays Aggregate was enhanced by the ongoing income advantage provided by its high credit quality MBS. Further, the poor performance of investment grade corporate bonds, which comprise nearly one quarter of the benchmark but are not held by the HIT, benefited the portfolio's returns relative to the benchmark.  For the year, these corporate bonds showed excess returns of -161 basis points.  The HIT substitutes call-protected multifamily MBS for all corporate bonds and some Treasury securities in the benchmark. In addition, the HIT's slightly short duration position and its focus on higher credit quality bonds contributed to the outperformance as interest rates rose across the yield curve and higher credit quality bonds performed better than the lower quality sectors.

For the 1-, 3-, 5-, and 10-year periods ending December 31, 2015 the HIT outperformed the benchmark by 103, 56, 53, and 50 basis points, respectively, on a gross basis, having gross returns of 1.58%, 2.00%, 3.78%, and 5.01%.  On a net basis, the HIT also outperformed the benchmark for the 1-, 3-, 5-, and 10- year periods by 58, 12, 9, and 5 basis points.  For the fourth quarter of 2015, the HIT underperformed on a gross basis by 1 basis point and on a net basis by 12 basis points, with returns of -0.58% and -0.69%, respectively, versus
-0.57% for the benchmark.

Total Returns: HIT vs. Benchmark
as of December 31, 2015
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.58%
-0.69%
-0.57%
1.58%
1.13%
0.55%
2.00%
1.56%
1.44%
3.78%
3.34%
3.25%
5.01%
4.56%
4.51%
Q42015
1-year
3-year
5-year
10-year
HIT Gross Return
HIT Net Return
Barclay Aggregate Index

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end is available on the HIT's website as www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Fourth Quarter 2015 Markets

Treasury rates rose during the fourth quarter and the yield curve flattened as the markets built in a 25 basis point federal funds rate hike, despite low domestic and overseas inflation, the lack of growth in the Eurozone, and slower growth in China. Two-, 5-, 10- and 30-year Treasury rates rose by 42, 39, 22, and 14 basis points, respectively. Government/agency multifamily MBS spreads to Treasuries were mixed, but corporate bonds and fixed-rate MBS performed very well for the quarter, posting excess returns of 45 and 62 basis points, respectively.  Ginnie Mae permanent loan certificate spreads tightened versus Treasuries by 6 basis points, while spreads on Ginnie Mae construction/permanent loan certificates and Fannie Mae multifamily DUS MBS 10/9.5 widened by 11 and 4 basis points, respectively.  The HIT does not invest in corporates, which comprised 24% of the Barclays Aggregate at December 31, 2015 and is underweighted in fixed-rate MBS, with 16.6% compared to 28.4% in the index. However, the HIT's slightly short duration position helped mitigate the impact of multifamily spread widening as interest rates rose.

2015 Market Analysis

U.S. interest rates were volatile in 2015, due in part to geopolitical crises in Europe and the Middle East, uncertainty surrounding the timing of a Federal Reserve rate hike, tepid U.S. economic growth, and movements away from riskier assets. In general, rates fell during the first and third quarters and rose during the second and fourth quarters. Ten-year Treasury rates, which began the year at 2.17% reached a low of 1.67% at the beginning of February, a high of 2.48% in June, and ended the year at 2.27%.  The yield curve twisted, with 2- and 30-year Treasuries rising by 38 and 26 basis points, respectively, while intermediate 5- and 10-year maturities rose by only 11 and 10 basis points, respectively.

Historical Treasury Yields
December 2014 through December 2015
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Percent
12/31/2014
06/30/2015
12/31/2015
2Y Treasury
5Y Treasury
10Y Treasury
30Y Treasury

Source: Barclays Live

For the year, multifamily MBS spreads relative to Treasuries widened, with Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads increasing by 22 and 28 basis points, respectively, and the "benchmark" Fannie Mae multifamily DUS MBS 10/9.5 structure widening by 22 basis points.  Multifamily spreads are attractive at current levels and the HIT is looking to put the new capital raised to work by purchasing high credit quality multifamily securities to increase its allocation.

Source: HIT and Wall Street Brokers

For the year, higher quality investments outperformed lower quality investments, with excess returns to Treasuries of -2, 0, -34, and  -363 basis points for AAA, AA, A, and BBB-rated debt, respectively.

The HIT's Portfolio Relative to the Barclays Aggregate

The HIT seeks competitive risk-adjusted returns by investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile.  The high credit quality assets in which the HIT invests include multifamily MBS that are insured or guaranteed by a U.S. government agency, a government-sponsored enterprise (GSE), or issued by certain state and local housing finance agencies, and are structured to provide prepayment protection. By substituting these multifamily MBS for corporate debt and some Treasury and GSE debt securities in the benchmark, the portfolio can be managed to have similar interest rate risk. Approximately 92% of the HIT portfolio at December 31, 2015, consisted of investments that were insured or guaranteed by the U.S. government or a GSE, compared to 69% in the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2015
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	95.2%	71.8%	Effective Duration	5.05	5.50
A & Below	0.1%	23.8%	Convexity	0.10	0.06
Superior Yield			Similar Call Risk
Current Yield: 18 basis point advantage	3.27%	3.09%	Call Protected	76%	71%
Yield to Worst: 9 basis point advantage	2.61%	2.52%	Not Call Protected	24%	29%

Looking Forward

The HIT's strong relative returns, collateral benefits, and ability to provide diversification from equities and other fixed-income assets that invest in corporate bonds helped spur a record inflow of $601 million of capital from new and existing investors in 2015.  With strong liquidity and superior portfolio fundamentals, which should offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, as well as its pipeline of prospective multifamily investments, the HIT is positioned well for 2016.  Further, the demand for U.S. rental housing – the focus of the HIT's investment strategy – is expected to remain strong and aging multifamily dwellings will likely require rehabilitation to prolong their useful lives. The HIT continues to work with its networks of developers, mortgage bankers, housing finance agencies, and labor and community organizations to seek investments in multifamily housing across the country.

While the U.S. markets and economy appear to be stronger and more stable than the broader global economy, there are significant concerns about the markets in China and Europe. Geopolitical events in the Middle East and elsewhere will likely continue to cause higher market volatility. Lower energy prices and a stronger dollar may bring inflation down further. Despite the recent Federal Reserve rate hike, the HIT does not expect long-term U.S. interest rates to rise significantly due to low inflation and the negative impact of subdued global growth.

The HIT's focus on multifamily investments should provide opportunities for the HIT to continue to earn superior yield and to produce the collateral benefits of putting union members to work, generating additional community jobs, and creating affordable housing. The HIT continues to actively seek capital to fund additional income- and job-generating investments in 2016.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2015, unless otherwise noted.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com